UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-23881

Sound Point Meridian Capital, Inc.

(Exact name of registrant as specified in charter)

375 Park Avenue, 34th Floor

New York, New York 10152

(Address of principal Executive Offices)

Wendy Ruberti

c/o Sound Point Meridian Capital, Inc.

375 Park Avenue, 34th Floor

New York, New York 10152

(Name and address of agent for service)

Copies of Communications to:

Harry S. Pangas

Philip T. Hinkle

Dechert LLP

1900 K Street, NW

Washington, DC 20006

(212) 895-2293

(Registrant’s telephone number, including Area Code)

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)	The Semi-Annual Report to stockholders of Sound Point Meridian Capital, Inc. (the “Registrant”) for the period beginning June 13, 2024 (commencement of operations) to September 30, 2024 (the “Reporting Period”) is filed herewith.

SoundPoint MeridianCapital

SOUND POINT MERIDIAN CAPITAL, INC.

Semi-Annual Report

SEPTEMBER 30, 2024

NYSE Listed: SPMC

Sound Point Meridian Capital, Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
(UNAUDITED)

November 29, 2024

Dear Stockholders,

We are pleased to provide you with the inaugural semi-annual report of Sound Point Meridian Capital, Inc. (“we”, “us”, “our”, “Company” or “SPMC”) for the period beginning on June 13, 2024 (commencement of operations) and ending on September 30, 2024.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Sound Point Meridian Management Company, LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and mezzanine tranches of collateralized loan obligations, or “CLOs,” which are collateralized by portfolios consisting primarily of below- investment grade U.S. senior secured loans. We aim to leverage our origination, underwriting and portfolio management capabilities to construct a diversified portfolio of CLO investments that provides a steady source of income and downside protection. Our actively managed, flexible investment approach, with a focus on relative value, aims to generate compelling total returns for our stockholders over the long-term.

Common Stock

On June 13, 2024, the Company announced the pricing of its initial public offering (or “IPO”) of 4,000,000 shares of common stock at a public offering price of $20.00 per share. On a pro forma basis, after giving effect to the sale of 4,000,000 shares and the payment of certain offering expenses, the Company’s net asset value (“NAV”) was $400.1 million, or $19.99 per share. The Company’s common shares trade on the New York Stock Exchange under the symbol “SPMC”. Our common share price may differ from the NAV per share.

From commencement of operations through September 30, 2024, the Company paid distributions to common shareholders totaling $0.70 per share. The Company also declared calendar Q4 2024 monthly distributions of $0.22 per common share.1

For the quarter ended June 30, 2024, the Company recorded net investment income (“NII”) of $0.08 per weighted average common share, and for the quarter ended September 30, 2024, the Company recorded NII of $0.86 per weighted average common share.2

As of September 30, 2024, the Company’s NAV was $19.59 per common share, down modestly from our IPO at $19.99, primarily due to unrealized losses in the portfolio.

The Company’s dividend reinvestment plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price.

Debt Financing

In addition to common stock, on July 8, 2024, the Company entered into a $100 million revolving credit facility with Canadian Imperial Bank of Commerce, which may be increased up to $125 million at the option of existing and/or new lenders (the “Revolving Credit Facility”). The Revolving Credit Facility is secured by a first-priority perfected security interest in substantially all of the assets of the Company, including, without limitation, all eligible portfolio investments of the Company, subject to certain exceptions. Borrowings under the Revolving Credit Facility bear interest at term SOFR plus a margin of 3.75% per annum.

As of September 30, 2024, we had debt outstanding which totaled approximately 9.2% of our total assets (less current liabilities). Over time and under normal market conditions, the Company expects to employ leverage within a range of 30% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions change, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Portfolio Update

From commencement of operations through September 30, 2024, we deployed $1743 million into CLO equity investments across nine new issue transactions, two reset transactions and seven secondary market purchases. Additionally, we participated in nine loan accumulation facilities (also known as CLO warehouses).

[1]	Distributions on common stock are generally paid from NII (regular interest and dividends) and may also include capital gains and/or a return of capital. The specific tax characteristics of the distributions will be reported to the Company’s stockholders on Form 1099 after the end of the 2024 calendar year.
[2]	Weighted average common share is calculated based on the average daily number of shares of common stock outstanding during the period.
[3]	Inclusive of unfunded commitments to purchase securities in CLOs which have priced but not yet closed.

Past performance is not indicative of, or a guarantee of, future performance.

Semi-Annual Report | September 30, 2024	1

Sound Point Meridian Capital, Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
(UNAUDITED)

As of September 30, 2024, our portfolio was diversified across 70 CLO investments managed by 22 CLO managers. The underlying loan portfolio across all CLO investments consisted of over 1,500 loan issuers across more than 30 sectors on a look-through basis. We believe this strategy of broad diversification enables us to manage risk effectively, providing us with distribution sustainability and downside protection through changing market conditions.

Looking ahead, we believe there are accretive refinancing and reset opportunities within the Company’s portfolio, which has a large exposure to CLO equity investments that were originated in 2022 and 2023. These CLOs have higher liability costs relative to today’s clearing levels, and after their non-call periods expire, they can be reset, which may help to reduce liability costs, lengthen reinvestment periods, and increase CLO equity yields.

Included within this report you will find detailed portfolio information as well as certain look-through information related to the collateral characteristics of the Company’s investments as of September 30, 2024.

Market Overview

Loan market activity continued at a record-breaking pace in the second half of 2024. Year-to-date through September 30, 2024, total loan activity exceeded $958 billion. Notably, this resulted in only $192 billion of net new supply, with the remaining $766 billion related to refinancing and repricing activity. By September 30, 2024, roughly 61% of all outstanding loans had either repaid, repriced, or extended in 2024, based on the Morningstar LSTA US Leveraged Loan index, which is higher than any full year amount on record. Through loan repricing activity, loan issuers have lowered the spread on $511 billion of term loans by over 50 basis points on average.

Demand for loans has primarily been driven by CLO new issuance, resulting in loan spreads near multiyear lows, regardless of credit quality. In Q3 2024, the average new-issue spread was 358 basis points compared to 351 basis points in Q2 2024, which was the lowest reading since 2007.3 Notably, through new issuance and extension activity, the weighted average maturity of the index increased to 4.1 years compared to 3.7 years at the end of 2023.4 Against this new issuance backdrop, loan default activity has remained muted throughout 2024 with the trailing twelve-month default rate at 0.80% as of September 30, 2024, remaining well below the historical average of 2.63%.4

Turning to CLOs, demand for new issue CLOs has remained strong throughout the year, with new issuance reaching $142 billion through September 30, 2024. As a result, CLO new issue liability costs continued to tighten in Q3 2024. Furthermore, refinancing and reset activity saw continued momentum throughout the quarter. Year-to-date through September 30, 2024, refinancing and reset activity stood at $60 billion and $141 billion, respectively. Both figures are ahead of 2023’s year-to-date totals, as the compression of CLO liability costs has created an opportunity for CLO managers to improve liability costs and lengthen reinvestment periods of existing CLO deals.3

The reset and refinancing activity is a welcome development. The reduction in liability costs helps to offset the reduction in yields from loan repricing activity, thereby increasing the excess cashflow available to CLO equity holders. This is commonly referred to as a CLO’s equity arbitrage. Furthermore, an extension of the CLO reinvestment period provides a longer runway for CLO managers to optimize the underlying loan portfolios during times of volatility, which can provide further upside to CLO equity returns. For this reason, we continue to view CLO equity as an effective and attractive way to invest in senior secured, corporate loans.

With the Federal Reserve beginning its rate cut cycle in September 2024, we expect there to be a modest decrease on CLO equity yields, which we view as a short-term, technical headwind. While it is true that lower base rates generally mean slightly less cashflow available to CLO equity, it is the spread between loan yields and a CLO’s liability costs, coupled with the CLO’s structural leverage, that determines the bulk of CLO equity returns. In the medium term, we view rate cuts as a net positive for CLO equity, as interest costs decrease for floating rate loan issuers, which may be a catalyst for lower corporate default rates.

Subsequent Developments

On October 31, 2024, we successfully priced a public offering of 2.3 million shares of our 8.0% Series A Preferred Shares due 2029, inclusive of a 15.0% overallotment. This resulted in net proceeds of approximately $55.5 million, which we expect to use to acquire new portfolio investments in accordance with our investment objectives and strategies, make distributions to our stockholders and for general working capital purposes. We believe this successful offering reflects our strong financial standing and marks a significant milestone for SPMC, reinforcing our commitment to distribution growth and value creation for our shareholders.

[3]	Credit markets Quarterly Wrap, Third Quarter, 2024, LCD, an entity of Pitchbook.
[4]	PitchBook | LCD, Morningstar LSTA US LL Index, September 30, 2024.

Past performance is not indicative of, or a guarantee of, future performance.

2	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Letter to Stockholders and Management’s Discussion of Company Performance
(UNAUDITED)

As of October 31, 2024, our estimated NAV per common share was $20.57, a 5.0% increase from September 30, 2024, mainly driven by month-to-month unrealized gains that resulted from refinancing and reset activity, as well as tightening of CLO equity market yields.

On November 7, 2024, we announced calendar Q1 2025 monthly common stock distributions of $0.24 per share, a 9.1% increase from our current distribution rate. This is consistent with our strategy of raising our distributions steadily over time as we deploy the proceeds from the Revolving Credit Facility and now, our Series A preferred stock.

We thank our stockholders for their confidence and support.

Ujjaval Desai

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance for the period beginning on June 13, 2024 (commencement of operations), and ending on September 30, 2024. The views and opinions in this letter were current as of November 29, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Semi-Annual Report | September 30, 2024	3

Sound Point Meridian Capital, Inc.	Summary of Certain Unaudited Portfolio Characteristics
September 30, 2024 (UNAUDITED)

A summary of the portfolio of investments as of September 30, 2024, is illustrated below:

A summary of the collateral characteristics of the CLO equity and other unrated investments as of September 30, 2024, is provided below:

PORTFOLIO SUMMARY[1]

SUMMARY OF UNDERLYING PORTFOLIO2

	SPMC	Market Median
Number of Underlying Loans	1,532	–
Aggregate Balance of Underlying Assets ($B)	29.97	–
Average Individual Obligor Exposure	0.07%	–
Weighted Average Portfolio Spread	3.53%	3.48%
Weighted Average Diversity Score	86	84
Weighted Average Moody’s Rating Factor	2,757	2,773
Weighted Average Market Price	98.1	97.8
Weighted Average Facility Size ($B)	1,725	1,777
Weighted Average Bid Depth	7.10	7.28
Weighted Average Junior OC Cushion	4.57	4.71
Weighted Average Reinvestment Period Remaining (Years)	3.93	2.55

A summary of the top ten obligors on a look-through basis to the CLO equity and other unrated investments as of September 30, 2024, is provided below:

A summary of the top ten industries of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of September 30, 2024, is provided below:

TOP 10 UNDERLYING OBLIGORS (WA EXPOSURE)2,3

1.	TransDigm	0.56%
2.	Asurion	0.53%
3.	Mozart Debt Merger Sub	0.49%
4.	TIBCO Software	0.42%
5.	Caesars Entertainment	0.42%
6.	Allied Universal Holdco	0.41%
7.	Brookfield WEC Holdings	0.40%
8.	Starfruit Topco Cooperatief UA	0.39%
9.	Osmosis Debt Merger Sub	0.37%
10.	Flutter Entertainment	0.37%

TOP 10 INDUSTRIES OF UNDERLYING OBLIGORS
(WA EXPOSURE)2,3,4

1.	High Tech	10.62%
2.	Services: Business	9.86%
3.	Healthcare & Pharmaceuticals	9.69%
4.	Banking, Finance, Insurance & Real Estate	9.01%
5.	Hotels, Gaming & Leisure	4.97%
6.	Services: Consumer	4.56%
7.	Capital Equipment	4.21%
8.	Chemicals, Plastics & Rubber	4.12%
9.	Construction & Building	4.03%
10.	Aerospace & Defense	3.32%

Past performance is not indicative of, or a guarantee of, future performance.

4	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Summary of Certain Unaudited Portfolio Characteristics
September 30, 2024 (UNAUDITED)

A summary of the ratings distribution of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of September 30, 2024, is provided below:

WEIGHTED AVERAGE RATING DISTRIBUTION[2,3,5]

A summary of the maturity distribution of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of September 30, 2024, is provided below:

WEIGHTED AVERAGE MATURITY DISTRIBUTION[2,3]

Notes

[1]	The portfolio summary is based on invested assets (i.e., excluding cash) and assumes the estimated market value of the underlying positions as of September 30, 2024.
[2]	The information presented herein is on a look-through basis to the CLO equity held by the Company and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated, unaudited and derived from third party sources. Market median is calculated as the median of all CLO 2.0 vintage deals currently in their reinvestment periods as of September 30, 2024.
[3]	We obtain our exposure in underlying senior secured loans indirectly through our CLO equity investments.
[4]	Industry categories are based on Moody’s industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be reclassified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[5]	Credit ratings shown are based on those assigned by Moody’s for comparison and informational purposes, if Moody’s does not assign a rating to a particular obligor, the weighted average rating shown reflects Moody’s equivalent rating of a rating agency that rated the obligor, provided, that such other rating is available with respect to a CLO equity investment held by us. In the event multiple ratings are available, the lowest Moody’s rating, or if there is no Moody’s rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade.

Past performance is not indicative of, or a guarantee of, future performance.

Semi-Annual Report | September 30, 2024	5

Sound Point Meridian Capital, Inc.	Statement of Assets and Liabilities
September 30, 2024 (UNAUDITED)

ASSETS
Investments, at fair value (Cost $456,689,297)	$444,037,356
Cash and cash equivalents	2,553,012
Interest receivable	1,188,579
Prepaid expenses and other assets	126,835
Total assets	447,905,782

LIABILITIES
Revolving credit facility payable	40,000,000
Incentive fee payable (See Note 5)	4,750,089
Payable for reverse repurchase agreements	3,554,795
Advisory fee payable (See Note 5)	2,109,985
Professional fees payable	537,917
Administration and fund accounting fees payable	211,173
Interest payable on revolving credit facility	174,767
Directors fees and expenses payable	105,950
Interest payable on reverse repurchase agreements	24,672
Transfer agent fees payable	16,296
Accrued expenses and other liabilities	32,130
Total liabilities	51,517,774

Commitments and contingencies (See Note 7)

NET ASSETS applicable to common stock $0.001 par value, 450,000,000 shares authorized 20,233,123 shares issued and outstanding	$396,388,008

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value	$20,233
Capital in excess of par value	390,445,726
Total distributable earnings/(accumulated losses)	5,922,049
NET ASSETS	$396,388,008

Net asset value per share	$19.59
Market price per share	$19.77
Percentage of market price premium to net asset value per share	0.92%

See Notes to Financial Statements.
6	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Schedule of Investments
September 30, 2024 (UNAUDITED)

Issuer(1)(2)	Investment(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	Percentage of Net Assets
Investments at Fair Value(6)
Collateralized Loan Obligations - Debt - 0.66%(7)
Structured Finance
United States
Ares LXVIII CLO, Ltd.	Secured Note - Class F, (3M CME TERM SOFR + 10.08%, due 04/25/2035)	6/13/2024	$51,000	$51,271	$51,245	0.01%
Ares LXX CLO, Ltd.	Secured Note - Class F, (3M CME TERM SOFR + 8.64%, due 10/25/2035)	6/13/2024	118,125	118,358	118,319	0.03%
KKR CLO 40, Ltd.	Secured Note - Class ER, (3M CME TERM SOFR + 7.25%, due 10/20/2034)	6/13/2024	1,397,000	1,395,836	1,382,196	0.35%
Morgan Stanley Eaton Vance CLO 2022-17A, Ltd.	Secured Note - Class F, (3M CME TERM SOFR + 8.23%, due 07/20/2035)	6/13/2024	600,000	577,327	575,636	0.15%
Rockford Tower CLO 2022-2, Ltd.	Secured Note - Class FR, (3M CME TERM SOFR + 8.18%, due 10/20/2035)	6/13/2024	500,000	493,279	480,100	0.12%
Total Collateralized Loan Obligations - Debt				$2,636,071	$2,607,496

Collateralized Loan Obligations - Equity - 103.21%
Structured Finance
United States(8)(9)
AGL CLO 24, Ltd.(10)	Subordinated Note (effective yield 15.43%, maturity 7/25/2036)	6/13/2024	11,216,400	10,543,007	9,931,842	2.43%
AGL CLO 28, Ltd.(10)	Subordinated Note (effective yield 13.54%, maturity 1/21/2037)	6/13/2024	17,771,250	16,135,466	14,813,386	3.63%
AGL CLO 30, Ltd.(10)	Subordinated Note (effective yield 11.57%, maturity 4/21/2037)	6/13/2024	6,987,330	6,678,635	5,910,470	1.45%
AGL CLO 33, Ltd.(10)	Subordinated Note (effective yield 14.01%, maturity 7/21/2037)	7/5/2024	19,600,000	17,739,781	18,162,262	4.44%
Anchorage Capital CLO 13 LLC	Subordinated Note (effective yield 19.23%, maturity 4/15/2034)	6/13/2024	4,414,500	2,308,783	2,226,233	0.54%
Anchorage Capital CLO 16, Ltd.	Subordinated Note (effective yield 16.92%, maturity 1/19/2035)	6/13/2024	1,530,000	751,520	667,080	0.16%
Anchorage Capital CLO 18, Ltd.	Subordinated Note (effective yield 14.84%, maturity 4/15/2034)	6/13/2024	1,800,000	984,403	869,220	0.21%
Anchorage Capital CLO 24, Ltd.(10)	Subordinated Note (effective yield 17.06%, maturity 7/15/2037)	6/13/2024	15,228,000	10,410,033	9,535,641	2.33%
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 18.91%, maturity 7/27/2037)	6/13/2024	2,677,500	2,310,323	2,436,525	0.58%
Ares LXVII CLO, Ltd.	Subordinated Note (effective yield 17.28%, maturity 1/25/2036)	6/13/2024	7,466,400	8,167,541	8,433,239	2.06%
Ares LXVIII CLO, Ltd.	Subordinated Note (effective yield 16.45%, maturity 4/25/2035)	6/13/2024	3,600,000	3,750,412	3,870,684	0.95%
Ares LXX CLO, Ltd.	Subordinated Note (effective yield 14.99%, maturity 10/25/2035)	6/13/2024	10,125,000	8,775,407	8,304,525	2.03%
Bain Capital Credit CLO 2019-4, Ltd.	Subordinated Note (effective yield 14.38%, maturity 4/23/2035)	6/13/2024	300,000	184,940	176,820	0.04%
Bain Capital Credit CLO 2022-4, Ltd.	Subordinated Note (effective yield 13.91%, maturity 7/16/2035)	6/13/2024	12,375,000	8,562,542	7,923,713	1.92%
Bain Capital Credit CLO 2023-1, Ltd.	Subordinated Note (effective yield 13.33%, maturity 4/16/2036)	6/14/2024	9,526,500	7,524,544	7,230,613	1.77%
Bain Capital Credit CLO 2023-2, Ltd.	Subordinated Note (effective yield 11.79%, maturity 7/18/2036)	6/14/2024	3,690,000	3,169,791	3,070,080	0.75%
Bain Capital Credit CLO 2023-4, Ltd.	Subordinated Note (effective yield 15.98%, maturity 10/21/2036)	6/13/2024	7,398,000	6,455,386	6,271,285	1.53%
Ballyrock CLO 23, Ltd.	Subordinated Note (effective yield 16.73%, maturity 4/25/2036)	6/13/2024	3,100,000	2,541,888	2,620,740	0.64%
Benefit Street Partners CLO XXXII, Ltd.(10)	Subordinated Note (effective yield 14.03%, maturity 10/25/2036)	6/13/2024	22,833,000	20,259,343	18,622,594	4.56%
Benefit Street Partners CLO XXXIV, Ltd.(10)	Subordinated Note (effective yield 13.40%, maturity 7/25/2037)	6/13/2024	13,441,800	13,121,898	12,752,518	3.09%
Birch Grove CLO 4, Ltd.	Subordinated Note (effective yield 16.54%, maturity 4/15/2034)	7/2/2024	8,600,000	8,037,997	8,204,400	2.00%
Birch Grove CLO 9, Ltd.	Subordinated Note (effective yield 13.51%, maturity 10/22/2037)	7/18/2024	6,090,000	6,248,534	5,641,776	1.39%
Carlyle US CLO 2022-4, Ltd.	Subordinated Note (effective yield 17.92%, maturity 7/25/2036)	6/13/2024	15,841,800	15,578,314	16,516,660	4.03%
Carlyle US CLO 2022-6, Ltd.(10)	Subordinated Note (effective yield 13.17%, maturity 10/25/2036)	6/13/2024	5,278,500	4,639,045	4,369,479	1.07%
Carlyle US CLO 2023-1, Ltd.	Subordinated Note (effective yield 15.42%, maturity 7/20/2035)	6/13/2024	5,384,375	4,627,413	4,650,291	1.13%
Carlyle US CLO 2023-5, Ltd.	Subordinated Note (effective yield 9.71%, maturity 1/27/2036)	6/13/2024	8,085,225	7,445,160	6,537,713	1.61%
Clover CLO 2019-2, Ltd.	Subordinated Note (effective yield 13.45%, maturity 10/25/2033)	6/13/2024	2,021,760	1,346,439	1,248,427	0.30%
Danby Park CLO, Ltd.(11)	Subordinated Note (effective yield 43.32%, maturity 10/21/2035)	6/13/2024	7,035,195	7,748,635	8,180,125	1.99%
Dryden 107 CLO, Ltd.(10)	Subordinated Note (effective yield 16.53%, maturity 8/15/2035)	6/13/2024	11,345,200	10,167,085	9,968,312	2.41%
Dryden 119 CLO, Ltd.(10)	Subordinated Note (effective yield 10.64%, maturity 4/15/2036)	6/13/2024	2,408,000	2,550,621	2,108,201	0.51%
Dryden 87 CLO, Ltd.	Subordinated Note (effective yield 16.63%, maturity 5/20/2034)	6/17/2024	3,000,000	1,694,357	1,587,600	0.38%
Eaton Vance CLO 2019-1, Ltd.(10)	Subordinated Note (effective yield 14.12%, maturity 4/15/2031)	6/13/2024	9,300,000	5,848,417	5,436,427	1.31%
Elmwood CLO 32, Ltd.	Subordinated Note (effective yield 11.62%, maturity 10/18/2037)	7/29/2024	9,690,000	8,896,086	8,909,955	2.22%
Generate CLO 11, Ltd.	Subordinated Note (effective yield 20.15%, maturity 4/20/2035)	6/13/2024	13,450,000	11,887,286	11,657,115	2.86%
Generate CLO 12, Ltd.	Subordinated Note (effective yield 11.42%, maturity 7/20/2036)	6/13/2024	750,000	623,715	639,375	0.16%
Generate CLO 3, Ltd.	Subordinated Note (effective yield 10.44%, maturity 10/20/2029)	6/13/2024	2,422,500	1,457,754	1,259,700	0.31%
Generate CLO 6, Ltd.	Subordinated Note (effective yield 19.15%, maturity 10/22/2037)	6/13/2024	1,300,000	978,089	1,040,000	0.25%
Generate CLO 9, Ltd.	Subordinated Note (effective yield 12.79%, maturity 10/20/2034)	6/13/2024	6,360,000	5,024,332	4,609,092	1.12%
KKR CLO 40, Ltd.	Subordinated Note (effective yield 19.85%, maturity 10/20/2034)	6/13/2024	9,394,000	6,442,547	6,818,166	1.65%
KKR CLO 44, Ltd.	Subordinated Note (effective yield 15.12%, maturity 1/20/2036)	6/13/2024	10,809,375	9,029,037	8,690,737	2.12%
KKR CLO 48, Ltd.	Subordinated Note (effective yield 12.77%, maturity 10/20/2036)	6/13/2024	5,630,625	4,746,954	4,156,527	1.02%
KKR CLO 52, Ltd.	Subordinated Note (effective yield 17.91%, maturity 7/16/2036)	6/13/2024	2,100,000	1,878,077	1,827,210	0.44%
KKR CLO 56, Ltd.	Subordinated Note (effective yield 14.06%, maturity 10/15/2037)	7/30/2024	17,630,000	15,698,058	15,867,000	3.94%
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 14.88%, maturity 7/21/2037)	6/13/2024	15,686,890	14,832,774	15,129,205	3.67%
Morgan Stanley Eaton Vance CLO 2022-17A, Ltd.	Subordinated Note (effective yield 17.94%, maturity 7/20/2035)	6/13/2024	15,810,000	12,499,051	11,693,076	2.88%
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Subordinated Note (effective yield 28.00%, maturity 10/20/2035)	6/13/2024	5,951,000	4,980,873	5,107,743	1.25%
Neuberger Berman Loan Advisers CLO 43, Ltd.	Subordinated Note (effective yield 13.38%, maturity 7/17/2035)	6/13/2024	3,250,000	2,135,906	2,063,751	0.51%
Neuberger Berman Loan Advisers CLO 54, Ltd.	Subordinated Note (effective yield 13.64%, maturity 4/23/2038)	6/13/2024	3,981,600	3,858,959	3,849,411	0.93%
Neuberger Berman Loan Advisers CLO 55, Ltd.	Subordinated Note (effective yield 12.66%, maturity 4/22/2038)	6/13/2024	1,666,000	1,597,477	1,531,054	0.37%
OCP CLO 2020-20, Ltd.	Preferred Shares (effective yield 12.88%, maturity 4/18/2037)	6/13/2024	2,000	1,585,341	1,522,400	0.37%
OCP CLO 2021-21, Ltd.	Subordinated Note (effective yield 14.27%, maturity 7/20/2034)	6/13/2024	3,000,000	1,881,392	1,801,800	0.44%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 13.98%, maturity 12/2/2034)	6/13/2024	4,500,000	3,044,760	2,953,800	0.72%
OCP CLO 2022-24, Ltd.	Subordinated Note (effective yield 18.31%, maturity 10/20/2037)	6/13/2024	15,796,511	10,954,676	11,455,629	2.81%
OCP CLO 2023-28, Ltd.(10)	Subordinated Note (effective yield 14.68%, maturity 7/16/2036)	6/13/2024	690,000	623,397	612,989	0.15%
OCP CLO 2024-31, Ltd.	Subordinated Note (effective yield 10.20%, maturity 4/20/2037)	6/13/2024	4,570,160	4,549,961	4,025,854	0.98%
OCP CLO 2024-35, Ltd.	Subordinated Note (effective yield 14.99%, maturity 10/25/2037)	8/20/2024	29,749,650	26,291,566	25,882,196	6.46%
RAD CLO 24, Ltd.	Subordinated Note (effective yield 11.79%, maturity 7/20/2037)	6/13/2024	2,850,575	2,705,951	2,375,099	0.57%
RAD CLO 26, Ltd.(10)	Subordinated Note (effective yield 17.67%, maturity 10/20/2037)	8/7/2024	14,676,900	12,889,521	13,204,131	3.28%

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2024	7

Sound Point Meridian Capital, Inc.	Schedule of Investments
September 30, 2024 (UNAUDITED)

Issuer(1)(2)	Investment(3)	Acquisition Date(4)	Principal Amount	Cost	Fair Value(5)	Percentage of Net Assets
Collateralized Loan Obligations - Equity - 103.21%
Structured Finance
United States(8)(9) (continued)
Regatta XXI Funding, Ltd.	Subordinated Note (effective yield 11.07%, maturity 10/20/2034)	6/13/2024	$2,193,000	$1,563,043	$1,479,108	0.36%
Regatta XXVIII Funding, Ltd.(10)	Subordinated Note (effective yield 11.56%, maturity 4/25/2037)	6/13/2024	2,656,000	2,526,099	2,366,899	0.57%
Rockford Tower CLO 2022-2, Ltd.(10)	Subordinated Note (effective yield 24.67%, maturity 10/20/2035)	6/13/2024	9,677,500	6,812,331	7,122,301	1.72%
Rockford Tower CLO 2023-1, Ltd.(10)	Subordinated Note (effective yield 19.27%, maturity 1/20/2036)	6/13/2024	8,806,875	7,810,937	7,373,671	1.77%
Rockford Tower CLO 2024-1, Ltd.(10)	Subordinated Note (effective yield 12.82%, maturity 4/20/2037)	6/13/2024	2,635,000	2,445,659	2,191,485	0.53%
RR 28, Ltd.	Subordinated Note (effective yield 9.27%, maturity 4/15/2120)	6/13/2024	10,802,400	6,334,744	5,488,699	1.35%
RRX 6, Ltd.	Subordinated Note (effective yield 9.67%, maturity 1/15/2037)	6/13/2024	12,937,500	7,944,267	7,172,550	1.76%
Tallman Park CLO, Ltd.	Subordinated Note (effective yield 14.86%, maturity 4/20/2034)	6/13/2024	1,976,000	1,347,398	1,402,267	0.35%
TCW CLO 2021-1, Ltd.	Subordinated Note (effective yield 17.88%, maturity 3/18/2034)	6/13/2024	560,000	337,548	340,984	0.08%
Total Collateralized Loan Obligations - Equity				$434,523,226	421,899,860

Loan Accumulation Facilities - 4.93%
Structured Finance
United States
Carlyle US CLO 2024-D, Ltd.	Loan Accumulation Facility	9/18/2024	5,400,000	5,400,000	5,400,000	1.36%
Lewey Park CLO, Ltd.	Loan Accumulation Facility	9/17/2024	9,450,000	9,450,000	9,450,000	2.39%
Neuberger Berman Loan Advisers CLO 57, Ltd.	Loan Accumulation Facility	9/3/2024	4,680,000	4,680,000	4,680,000	1.18%
Total Loan Accumulation Facilities				$19,530,000	19,530,000

Total Investments - 108.80%				$456,689,297	$444,037,356

(1)	The Company is not affiliated with, nor does it “control” (as such term is defined in the 1940 Act) any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	All or a portion of the securities are pledged as collateral for the Revolving Credit Facility as of September 30, 2024.
(3)	All securities exempt from registration under the Securities Act of 1933, as amended and are deemed to be “restricted securities”.
(4)	Acquisition date represents the initial purchase date of investment and/or the contribution date of the initial seed portfolio on June 13, 2024.
(5)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(6)	Country represents the principal country of risk where the investment has exposure.
(7)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(8)	The fair value of CLO equity investments is classified as Level 3 investments. See Note 3 “Investments” for further discussion.
(9)	Weighted average effective yield on cost was 15.70%.
(10)	Fair Value includes the Company’s interest in fee rebates on CLO Subordinated notes.
(11)	All or a portion of the security is pledged as collateral for reverse repurchase agreements as of September 30, 2024.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
CIBC	7.60%	09/15/2024	09/30/2024	$3,554,795
				$3,554,795

Securities in the amount of $8,180,125 were pledged as collateral at September 30, 2024.

Unfunded Commitments

The Company may make commitments to financial instruments with off-balance sheet risk in the normal course of our business. These instruments may include commitments to purchase securities in CLOs which have priced but not yet closed. As of September 30, 2024, we believed that we had adequate financial resources to satisfy our unfunded commitments. Our unfunded commitments to purchase securities in CLOs which have not yet closed is as follows:

Issuer	Investment	Closing	Unfunded	Notional	Cost	Fair Value
Carlyle US CLO 2024-5, Ltd.	Subordinated Note (effective yield –%, maturity 10/25/2036)	11/14/2024	$19,138,457	20,966,850	$–	$–
Lewey Park CLO Ltd.	Subordinated Note (effective yield –%, maturity 10/20/2037)	11/13/2024	28,453,388	31,162,500	–	–
Neuberger Berman Loan Advisers CLO 57, Ltd.	Subordinated Note (effective yield –%, maturity 10/24/2038)	10/30/2024	6,569,310	7,527,000	–	–
Total Unfunded Collateralized Loan Obligations - Equity			$54,161,155		$–	$–

See Notes to Financial Statements.
8	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Statement of Operations
Period from June 13, 2024 to September 30, 2024 (UNAUDITED)

INVESTMENT INCOME
Collateralized loan obligations-Equity	$18,152,145
Collateralized loan obligations-Debt	117,560
Other income	9,306,706
Total investment income	$27,576,411

EXPENSES
Advisory fees (See Note 5)	$2,109,985
Incentive fee (See Note 5)	4,750,090
Revolving credit facility fees (See Note 9)	520,971
Administration and fund accounting fees	211,173
Interest expense	140,213
Insurance fees	134,246
Professional fees	111,129
Directors’ fees and expenses	105,950
Transfer agent fees	20,484
Custodian fees	15,696
General administrative fees	456,116
Total Expenses	8,576,053
NET INVESTMENT INCOME	$19,000,358

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net realized loss from investments	(211,129)
Net change in unrealized appreciation/(depreciation) on investments	(12,651,941)
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	(12,863,070)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,137,288

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2024	9

Sound Point Meridian Capital, Inc.	Statement of Changes in Net Assets

For the Period June 13, 2024 (Commencement of operations) to September 30, 2024 (Unaudited)
OPERATIONS
Net investment income	$19,000,358
Net realized gain/(loss) from Investments	(211,129)
Net change in unrealized appreciation/(depreciation) from Investments	(12,651,941)
Net increase in net assets resulting from operations	6,137,288

DISTRIBUTIONS
From return of capital	(13,932,148)
From net investment income	(215,239)
Net decrease in net assets from distributions	(14,147,387)

CAPITAL SHARE TRANSACTIONS
In-kind transaction	317,581,958
Issuances of common stock	86,058,042
Reinvestment of distributions	758,107
Net increase from capital share transactions	404,398,107

Net increase in net assets from capital share transactions	404,398,107

Net increase in net assets	396,388,008

NET ASSETS
Beginning of period (Note 1)	–
End of period	$396,388,008

Company Share Transactions
In-kind subscriptions	15,879,098
Shares sold	4,315,902
Reinvestment of distributions	38,123
Net increase in shares outstanding	20,233,123

See Notes to Financial Statements.
10	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Statement of Cash Flows
Period from June 13, 2024 to September 30, 2024 (UNAUDITED)

For the Period June 13, 2024 (Commencement of operations) to September 30, 2024
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,137,288
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(120,490,833)
Proceeds from sale of investment securities and prepayments of principal	13,982,405
Net purchases of loan accumulation facilities	(19,530,000)
Net realized loss from investments	211,129
Net change in unrealized appreciation/(depreciation) on investments	12,651,941
Discount and premiums amortized	(13,280,042)
(Increase)/decrease in assets:
Interest receivable	(1,188,579)
Prepaid expenses and other assets	(126,835)
Increase/(decrease) in liabilities:
Incentive fee payable	4,750,089
Advisory fees payable	2,109,985
Professional fee payable	537,918
Administration and fund accounting fees payable	211,173
Interest payable on revolving credit facility	174,767
Directors’ fees and expenses payable	105,950
Interest payable on reverse repurchase agreements	24,672
Transfer agent fees payable	16,296
Accrued expenses and other liabilities	32,130
Net cash used in operating activities	(113,670,546)

Cash Flows from Financing Activities:
Borrowings on revolving credit facility	40,000,000
Borrowings on reverse repurchase agreements	46,799,999
Payments on reverse repurchase agreements	(43,245,204)
Proceeds from issuance of IPO common stock	83,240,000
Proceeds from sale of common stock to Meridian Master Fund	2,818,042
Distributions paid, net of reinvestment of distributions	(13,389,279)
Net cash provided by financing activities	116,223,558

Cash & cash equivalents, beginning of period	$–
Net change in cash & cash equivalents	$2,553,012
Cash & cash equivalents, end of period	$2,553,012

Supplemental disclosure of non-cash operating and financing activities:
Reinvestment of distributions (Note 6)	$758,107
In kind purchase of Meridian Master Fund Net Assets, excluding cash	$317,581,958

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2024	11

Sound Point Meridian Capital, Inc.	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period June 13, 2024 (Commencement of operations) to September 30, 2024 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.94
Net realized and unrealized loss on investments	(0.65)
Total income from investment operations	0.29

DISTRIBUTIONS
From net investment income	(0.01)
From return of capital	(0.69)
Total distributions	(0.70)

NET ASSET VALUE, END OF PERIOD	$19.59

NET ASSET VALUE TOTAL RETURN(b)	1.44	%(c)
MARKET VALUE TOTAL RETURN(b)	2.37	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$396,388

RATIOS TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	4.40	%(d)
Ratio of net investment income to average net assets	15.95	%(d)

RATIOS TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	2.66	%(d)

CREDIT FACILITIES:
Aggregate principal amount, end of period (000’s)	40,000
Asset coverage, end of period per $1,000(e)	10,910

PORTFOLIO TURNOVER RATE(b)(f)	3%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Returns do not reflect the deduction of taxes that a shareholder would pay on company distributions or upon the disposition of common shares.
(d)	Annualized (except incentive fees).

See Notes to Financial Statements.
12	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(e)	Calculated as the difference between the Company’s total assets and total liabilities (excluding the indebtedness represented by the Revolving Credit Facility) and divided by the total amount outstanding borrowing on the Revolving Credit Facility. The Asset Coverage Ratio is then multiplied by $1,000 to determine the Asset Coverage per $1,000 of the Revolving Credit Facility Outstanding.
(f)	Portfolio turnover rate is calculated using the lesser of the year‐to‐date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both the numerator and denominator is the fair value of all investments whose maturity or expiration date at the time of acquisition was one year or less.

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2024	13

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

1. ORGANIZATION

Sound Point Meridian Capital, Inc. (the “Company”) is a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act”. We intend to qualify annually as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code”, beginning with our tax year ending September 30, 2024. We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC, or the “Adviser”, is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC, or the “Administrator”, serves as our administrator. For further detail please refer to “Note 5. Related Party Transactions.”

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting – The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Company. The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Company maintains its accounting records in U.S. dollars.

Use of Estimates – The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material. In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, which contain investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents, if any, are classified as Level 1 assets and are included on the Company’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

As of September 30, 2024, cash and cash equivalents were as follows:

Cash	$2,553,012
Cash Equivalents	–
Total Cash and Cash Equivalents	$2,553,012

Security Valuation – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

14	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (or “SEC”) in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Company may invest in loan accumulation facilities for the purpose of holding senior secured corporate loans during the warehouse period of an impending collateralized loan obligation. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the loan accumulation facilities are securitized into the collateralized loan obligation portfolio (the “Securitization Period”).

Pursuant to the governing document of each loan accumulation facility, loans acquired by loan accumulation facilities are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the loan accumulation facilities will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities as the cost of the Company’s investment (i.e., the principal amount invested). The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Semi-Annual Report | September 30, 2024	15

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short term cash borrowing. The Company agrees to transfer securities to the Canadian Imperial Bank of Commerce (“CIBC” or the “Buyer”) against the transfer of funds back to the Company, with a simultaneous agreement by the Buyer to transfer to the Company such securities at a date certain or on demand, against the transfer of funds by Company. Outstanding borrowings are valued at cost of the transferred funds on the statement of assets and liabilities since the arrangement is short term in nature.

Fair Value – Valuation Processes

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Adviser designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Investment Transactions and Related Investment Income

Income from securitization vehicles and investments

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments are calculated as the difference between the proceeds received upon disposition of an investment and the cost of that investment at the time of disposition. Dividends from investments are recorded on the ex-dividend date and interest is recognized on an accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments.

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for each CLO equity investment held within the portfolio on no less than a quarterly basis.

CLO Debt

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value.

During the period from June 13, 2024 (commencement of operations) through September 30, 2024, the Company earned $6,588,330 from investments in loan accumulation facilities. Such amounts are included in other income on the statement of operations.

Other income

Other income includes distributions from fee letters associated with portfolio investments. Distributions from fee letters are an enhancement to the return on CLO equity investments and are based upon a percentage of the collateral manager’s fees above the amortized cost and are recorded as other income when earned. The Company may also earn success fees associated with its investments in loan accumulation facilities, which are contingent upon the closing of a CLO and issuance of its securities; such fees are earned and recognized when the repayment is completed. The Company also earns income on its cash balance, which is swept into an overnight cash reserve at the close of business each day and then returned as cash the following business day.

16	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated Capital Gains/(Losses)	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
$(400,469)	$0	$6,322,518	$5,922,049

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to qualified electing funds, investments in partnerships, and certain other investments.

As of September 30, 2024, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost of investments for tax purposes	$437,714,838
Gross tax unrealized appreciation	24,927,762
Gross tax unrealized depreciation	(18,605,244)
Net tax unrealized appreciation (depreciation) on investments	$6,322,518

As of September 30, 2024, the Company has a net capital loss carryforward of $400,469.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders may be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflects estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company. The tax character of the distributions paid by the Company during the year ended September 30, 2024 was $215,239 in Ordinary Income and $13,932,148 in Tax Return of Capital.

Semi-Annual Report | September 30, 2024	17

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 1. The following table presents information about the Company’s assets measured at fair value as of September 30, 2024:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Debt	$–	$–	$2,607,496	$2,607,496
Collateralized Loan Obligations - Equity	–	–	421,899,860	421,899,860
Loan Accumulation Facilities	–	–	19,530,000	19,530,000
Total	$–	$–	$444,037,356	$444,037,356

Investments with a fair value of $444,037,356 in Level 3 are based on pricing services.

Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 for additional information related to the fair value hierarchy and valuation techniques and inputs.

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of September 30, 2024:

	Fair Value as of September 30,	Valuation	Unobservable
Asset	2024	Methodology	Inputs	Range
CLO Equity	$417,666,117	Market quotes(1)	NBIM(2)	40.24% - 114.01%
CLO Fee Notes	4,233,743	Discounted Cash Flow(3)	Discount rate	15%
CLO Debt	2,607,496	Market quotes(1)	NBIM(2)	95.94% - 100.48%
Loan Accumulation Facilities	19,530,000	Cost	N/A	N/A
Total	$444,037,356

(1)	The Company relies on non-binding mid prices, sourced from independent pricing services such as Markit or brokers/dealers, as a key input for determining the fair value of CLO debt and equity investments as of the valuation date. These prices may be adjusted to reflect any pending equity distributions and/or general market performance. The prices are evaluated by the Valuation Committee alongside additional input from the investment team and reports provided by the independent trustees of each CLO. We conduct market appropriateness evaluations on each position provided by these sources, with scenario analysis and assumptions that are recalibrated by market information and trading levels.
(2)	Market Quotes received are Non-Binding Indicative Mid Prices (“NBIM”), which are not directly observable, as they are provided by third parties with independent rationale as to selection of market-based inputs used to derive the prices, as well as expert judgement relating to the calibration and/or weighting of those inputs.
(3)	The Company values fee rebate side letters based on the negotiated rebates & fee holidays.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of September 30, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

The following table shows the aggregate changes in fair value of the Company’s Level 3 investments during the year ended September 30, 2024.

	Asset Type
	Collateralized Loan Obligations - Debt	Collateralized Loan Obligations - Equity	Loan Accumulation Facilities	Total
Balance as of June 13, 2024 (commencement of operations)	$–	$–	$–	$–
Accrued Discount/Premium	–	351	–	351
Return of Capital	–	(13,276,089)	–	(13,276,089)
Realized Gain/(Loss)	–	(211,129)	–	(211,129)
Change in Unrealized Appreciation/Depreciation	(28,926)	(12,623,015)	–	(12,651,941)
Purchases	2,636,422	461,992,147	183,304,000	647,932,569
Sales Proceeds	–	(13,982,405)	(163,774,000)	(177,756,405)
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3	–	–	–	–
Balance as of September 30, 2024	$2,607,496	$421,899,860	$19,530,000	$444,037,356
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2024	$(28,926)	$(12,623,015)	$–	$(12,651,941)

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2024 were as follows:

Company	Purchases of Securities	Proceeds From Sales of Securities
Sound Point Meridian Capital Inc.	$120,490,833	$13,982,405

4. RISKS AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceeds its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Semi-Annual Report | September 30, 2024	19

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

5. RELATED PARTY TRANSACTIONS

Investment Adviser

The Investment Advisory Agreement was approved by the board of directors on March 19, 2024. On May 9, 2024, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.75% of our Total Equity Base which is calculated quarterly and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), including the Series A Preferred Shares, if any. For the period from June 13 2024 (commencement of operations), through September 30, 2024, the Company was charged a management fee of $2,109,985, of which $2,109,985 was payable as of September 30, 2024.

We have agreed to pay the Adviser as compensation under the investment advisory agreement a quarterly incentive fee up to 20% of our Pre-Incentive Fee Net Investment Income, which means interest income, dividend income and any other income accrued during the quarter minus the Company’s operating expenses, interest expense or interest on debt outstanding, but excluding the incentive fee for the immediately preceding calendar quarter, subject to a quarterly preferred return, or hurdle, of 2.00% (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. No incentive fee is payable to the Adviser on capital gains whether realized or unrealized. The incentive fee is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. For the period ended September 30, 2024, the Company recognized incentive fee expense of $4,750,089. For the period ended September 30, 2024, the Company had an Incentive Fee payable of $4,750,089.

Administrator

Effective May 9, 2024, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports

Semi-Annual Report | September 30, 2024	21

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

to our stockholders. In addition, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, monitors our compliance with tax laws and regulations and prepares and assists us with any audits by an independent public accounting firm of our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website. It provides support for our investor relations and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C ALPS. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

For the period ended September 30, 2024, the Company incurred a total of $211,173 in administration fees, consisting of $100,000 and $111,173 relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations, and of which $211,173 was payable as of September 30, 2024 and reflected on the Statement of Assets and Liabilities.

Director Compensation

The following table sets forth certain information with respect to the compensation of each director expected to be paid for the fiscal year ending March 31, 2025.

Name of Director/Nominee	Aggregate Compensation from the Company(1)
Independent Directors
Douglas T. Healy(2)	$125,000
Lana Lewin-Ross(2)	$125,000
Matthew Forstenhausler(3)	$125,000

(1)	We do not maintain a pension plan or retirement plan for any of our directors.
(2)	The annual fee for each of Mr. Healy and Ms. Lewin-Ross is prorated and began to accrue upon the commencement of our IPO.
(3)	The annual fee for Mr. Forstenhausler is prorated and began to accrue upon his appointment to our board of directors on August 30, 2024.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $125,000, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our offices. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Affiliated Ownership

As of September 30, 2024, the Adviser and its affiliates and senior investment team held an aggregate of 26.8% of the Company’s common stock.

Exemptive Relief

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC, on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions.

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Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

SOUND POINT REORGANIZATION

The Plan of Reorganization (the “Plan) was executed on June 11, 2024 by and between Sound Point Meridian Master Fund LP, a Cayman Islands exempted limited partnership (the “Private Fund”), and Sound Point Meridian Capital, Inc., a registered investment company and a Delaware corporation (the “Registered Fund”).

The Plan accomplished the reorganization of the Private Fund into the Registered Fund. The reorganization (the “Reorganization”) consisted of (a) the transfer of all of the assets of the Private Fund to the Registered Fund (established for the purpose of acquiring such assets and converting the Private Fund into a registered investment company) in exchange solely for shares of Common Stock of the Registered Fund (“Registered Fund Shares” see Footnote 5 Common Stock) having an aggregate value equal to the net assets of the Private Fund; (b) the assumption by the Registered Fund of the Retained Liabilities of the Private Fund (as defined below); (c) the distribution of all of the Registered Fund Shares pro rata to the limited partners of the Private Fund in redemption of all of their outstanding Private Fund interests; and (d) the liquidation and dissolution of the Private Fund. This Plan was adopted as a plan of exchange for the purpose of Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

Exchange of Assets

The assets of the Private Fund acquired by the Registered Fund (the “Private Fund Assets”) consisted of all property and assets of the Private Fund including, without limitation, cash, cash equivalents, securities, dividends and receivables owned by the Private Fund and any deferred or prepaid expenses shown as an asset on the Private Fund’s books as of June 13, 2024 except for limited cash reserves retained by the Private Fund to pay outstanding expenses.

The Private Fund discharged all of its liabilities and obligations prior to the Closing Date (defined below), other than liabilities and obligations related to the Private Fund’s normal investment operations that were incurred prior to June 13, 2024, in the ordinary course of business consistent with past practices (the “Retained Liabilities”). The Private Fund shall retain limited cash reserves for outstanding expenses which shall be the responsibility of the Private Fund.

Distribution of common shares was accomplished by SS&C GIDS, Inc., in its capacity as transfer agent for the Registered Fund (the “Transfer Agent”) and issued in the manner set forth in the Registered Fund’s then current registration statement.

Valuation

The value of the Private Fund Assets acquired by the Registered Fund was computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the Closing Date (the “Valuation Time”), using the Registered Fund’s valuation procedures which occurred on June 13, 2024 (the “Closing Date”).

The net asset value of the Registered Fund Shares was based on the net asset value of the Private Fund at the time of the Reorganization and the public offering price at which Registered Fund Shares were issued in the initial public offering was conducted on the Closing Date.

The number of Registered Fund Shares issued to the Private Fund (including fractional shares, if any) in exchange for the Private Fund Assets was determined by dividing the net asset value of the Private Fund by the net asset value of one Registered Fund Share.

Closing

All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. (Eastern Time) on the Closing Date.

The Private Fund delivered to the Registered Fund at the Closing a closing balance sheet (including an itemized list of the Private Fund Assets reflected thereon), certified by an authorized officer of the Adviser.

The Private Fund delivered at the Closing a certificate of an authorized officer of the Adviser stating that (a) it has caused its custodian to deliver the Private Fund Assets in proper form to the Registered Fund’s account at The Bank of New York Mellon, custodian for the Registered Fund on the Closing Date and (b) it has paid or reserved amounts for payment for all necessary taxes, if any, in connection with the delivery of the Private Fund Assets.

At the Closing, each party delivered such bills of sale, checks, assignments, stock certificates, receipts and other documents to affect the transactions contemplated by this Plan.

The Registered Fund made an election with respect to the Contributions described under Section 362(e)(2)(C) of the Code (the “Section 362 Election”), if applicable. Each of the parties shall report on its U.S. federal, state or local income tax or informational returns in a manner consistent with the Section 362 Election.

Semi-Annual Report | September 30, 2024	23

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

6. COMMON STOCK

As of September 30, 2024, there were 450,000,000 shares of common stock authorized, of which 20,233,122.7090 shares were issued and outstanding.

On June 13, 2024, (commencement of operations), the Company issued 16,020,000 of common stock in exchange for $320.4 million of Private Fund net assets at a value of $20.00 per share.

Pursuant to the final prospectus filed on the IPO Closing Date, on June 17, 2024, the Company issued common stock of 4,000,000 shares at an initial public offering price of $20.00 per share of common stock for net proceeds of $80 million.

On July 11, 2024 pursuant to the original IPO prospectus filed on the IPO Closing Date, the Company issued additional common stock via the overallotment of 175,000 shares at an initial public offering price of $20.00 per share of common for net proceeds of $3.5 million.

For the period ended September 30, 2024, 38,123 shares of common stock were issued in connection with the Dividend Reinvestment Plan (“DRIP”) for total net proceeds to the Company of $758,107.

7. COMMITMENTS AND CONTIGENCIES

As of September 30, 2024, the Company had three unfunded commitments to purchase CLO equity securities related to existing investments in loan accumulation facilities. These unfunded commitments totaled $54,161,155. The Company is committed to purchasing the securities once their respective loan accumulation facilities have closed.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

8. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9. REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

On July 8, 2024, the Company entered into a $100 million revolving credit facility with Canadian Imperial Bank of Commerce (the “Revolving Credit Facility”), which may be increased up to $125 million at the option of existing and/or new lenders (the “Commitment Amount”). The Revolving Credit Facility is secured by a first-priority perfected security interest in substantially all of the assets of the Company, including, without limitation, all eligible portfolio investments of the Company, subject to certain exceptions. Borrowings under the Revolving Credit Facility bear interest at term SOFR plus a margin of 3.75% per annum.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of July 8, 2026, which may be extended for an additional period of up to 364 days pursuant to the terms thereof.

24	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

As of September 30, 2024, the Company had outstanding borrowings of $40,000,000 at a blended current yield of 8.76%. The interest expense for the period ending September 30, 2024 on the Revolving Credit Facility was $520,971, inclusive of any unused fee, and is recorded on the Statement of Operations.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of September 30, 2024:

As of September 30, 2024
Total Assets	$447,905,782
Less liabilities and debts not represented by senior securities	(11,517,774)
Net total assets and liabilities	$436,388,008
Revolving Credit Facility	$40,000,000
Asset coverage for debt securities(1)	1091%

(1)	Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

Semi-Annual Report | September 30, 2024	25

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
September 30, 2024 (UNAUDITED)

11. SUBSEQUENT EVENTS

On October 31, 2024, the Company paid a monthly distribution of $0.22 per share on its common stock. Additionally, on November 7, 2024, the Company declared three separate distributions of $0.24 per share on its common stock. The distributions are payable on each of January 31, 2025, February 28, 2025 and March 31, 2025 to holders of record as of January 15, 2025, February 14, 2025 and March 14, 2025, respectively.

On November 7, 2024, the Company closed an underwritten public offering of 2,000,000 8.00% Series A Term Preferred Stock due 2029 (the “Series A Term Preferred Stock”), resulting in net proceeds to the Company of $48.2 million after payment of underwriting discounts, commissions and estimated offering expenses.

Subsequently, on November 19, 2024, the underwriters purchased an additional 300,000 shares of its Series A Term Preferred Stock pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $7.275 million after payment of underwriting discounts.

In conjunction with the offering, the Company declared a distribution of $0.12777 per share of its Series A Term Preferred Stock. The distribution is payable on November 29, 2024 to holders of record as of November 10, 2024.

On November 7, 2024, the Company declared four separate distributions of $0.1667 per share on its Series A Term Preferred. The distributions are payable on the month end of each of December 31, 2024, January 31, 2025, February 28, 2025 and March 31, 2025 to holders of record as of December 13, 2024 January 15, 2025, February 14, 2025 and March 14, 2025, respectively.

26	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Dividend Reinvestment Plan
September 30, 2024 (UNAUDITED)

We have established an automatic dividend reinvestment plan, or “DRIP.” Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by SS&C GIDS, Inc., or the “DRIP Administrator,” unless a common stockholder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state, and local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive all distributions in cash.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. Under such circumstances, the number of shares to be credited to each participant is determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share on the payment date, provided that if 95% of the closing market price per share on the payment date is below our last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) our last determined NAV per share and (ii) the closing market price per share. The market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. Shares purchased in open market transactions by the DRIP Administrator will be allocated to a common stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.03 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. The DRIP Administrator will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a common stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Administrator electronically transfer their shares to the broker through the Direct Registration System.

Common stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. Such termination will be effective immediately if the notice is received by the DRIP Administrator prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the common stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the common stockholder wishes, the DRIP Administrator will sell their full and fractional shares and send them the proceeds, less brokerage trading fees of $0.03 per share. If a common stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Administrator may terminate such common stockholder’s participation in the DRIP after written notice. Upon termination, common stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Common stockholders who are not participants in the DRIP but hold at least one full share of our common stock may join the DRIP by notifying the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. If received in proper form by the DRIP Administrator before the record date of a distribution, the election will be effective with respect to all distribution paid after such record date. If a common stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the common stockholder should contact their nominee to see if it will participate in the DRIP. If a common stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the common stockholder will need to request that their shares be re-registered in their own name, or the common stockholder will not be able to participate. The DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the common stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, we and the DRIP Administrator reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or requests for additional information about the DRIP should be directed to the DRIP Administrator 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407.

Semi-Annual Report | September 30, 2024	27

Sound Point Meridian Capital, Inc.	Additional Information
September 30, 2024 (UNAUDITED)

1. INTRODUCTION

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

2. PROXY POLICIES

Based on the nature of our investment strategy, we do not expect to receive proxy proposals, but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to vote proxies only where we believe that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed. If we do not believe the exercise of a proxy vote right will have a material economic impact, we generally will not exercise our voting authority with respect to a proxy. In addition, we may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

3. PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Sound Point Meridian Management Company, LLC.

4. PROXY VOTING RECORDS

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 is available, without charge: (1) upon request, by calling toll free (833) 217-6665; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

5. PRIVACY POLICY

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

When you purchase shares of our capital stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number, or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic, or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semi-annual reports, proxy statements, and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant, or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

28	www.soundpointmeridiancap.com

Sound Point Meridian Capital, Inc.	Additional Information
September 30, 2024 (UNAUDITED)

6. APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

At a meeting held on March 19, 2024, the Board of Directors (the “Board”) of Sound Point Meridian Capital, Inc. (the “Company”), including a majority of the independent Directors (voting separately), voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and Sound Point Meridian Management Company, LLC (the “Adviser”) for an initial two-year period.

In reaching a decision to approve the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of other comparable registered investment companies and business development companies (“BDCs”), and certain other accounts advised by certain affiliates of the Adviser; (2) information regarding the expected fees and other expenses to be paid by the Company, including the cost of services to be provided by the Adviser and its affiliate; (3) comparative information on fees and expenses borne by other comparable registered investment companies and BDCs, and certain other accounts advised by certain affiliates of the Adviser; (4) the extent to which economies of scale would be realized as the Company grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Company’s investors; and (5) various other factors.

The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services to be Provided

The Directors reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Investment Advisory Agreement.

They reviewed the draft Form ADV for the Adviser included in the meeting materials, as well as the relevant information in the 15(c) Response, which included, among other things, information about the background and experience of the staff and personnel of the Adviser that were proposed to be primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of collateralized loan obligation (“CLO”) securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Directors also evaluated the ability of the Adviser to attract and retain high-caliber professional employees. In this regard, the Directors considered information regarding the Adviser’s compensation program, which reflects annual incentives designed to align the investment professionals’ interests with the success of the Company.

In addition, the Directors reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs and legal and compliance programs, and the Company’s anticipated use of leverage, the form of leverage potentially to be used by the Company, the effect that such use of leverage may have on the Company’s portfolio and performance, and the use of leverage by each Peer Fund as described in the 15(c) Response.

The Directors noted that the Company is a new fund and therefore had no historical performance for the Directors to review at such time. The Board considered the Adviser’s capabilities in managing investment strategies involving CLO equity, as described in in the 15(c) Response and other materials provided in connection with the Meeting. The Directors then reviewed, considered and discussed at length: (1) the performance results of the Adviser’s investment personnel with respect to investments in CLO equity securities that are similar to the CLO equity securities to be invested in by the Company through December 31, 2023, and (2) the performance data for the Comparable Funds and BDCs.

Based on the above factors, together with those referenced below, the Directors concluded that they were generally satisfied with, and that the Company should benefit from, the nature, extent and quality of services proposed to be provided to the Company by the Adviser.

Investment Management Fee Rate and Total Expense Ratio

The Directors then reviewed and considered the base management fee rate and inventive fee rate proposed to be payable by the Company to the Adviser under the Investment Advisory Agreement (“advisory fees” and “Proposed Management Fee Structure”). The Directors considered a comparison with the base management fee rate and inventive fee of each of the Comparable Funds and BDCs (as applicable), and also information about the total expense ratio of each of the Comparable Funds and BDCs as of a recent date. Among other things, the Directors considered the differences between the proposed investment strategy of the Company and that of each of the Comparable Funds and Relevant BDCs. The Directors

Semi-Annual Report | September 30, 2024	29

Sound Point Meridian Capital, Inc.	Additional Information
September 30, 2024 (UNAUDITED)

noted that each of the Company’s proposed base management fee rate and incentive fee rate was generally comparable to those of the Comparable Funds. The Directors also considered the reasons provided by the Adviser in the 15(c) Response for the differences among the Proposed Management Fee Structure and the fees charged to the Comparable BDCs.

In considering the management fee rate, the Directors also discussed the Company’s expected use of leverage, including the potential issuance of preferred stock by the Company and borrowing by the Company under a line of credit. The Directors noted that, while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the issuance of preferred stock has the potential to increase the Adviser’s overall management fee under the Proposed Management Fee Structure and the use of leverage in general has the potential to increase the proposed incentive fee.

Based on their review, the Directors concluded that each of the Company’s proposed base management fee rate and inventive fee rate is fair and reasonable in light of the services proposed provided to the Company and other factors considered.

Profitability

The Directors next considered a projected profitability analysis of the Adviser and its affiliates with respect to the Company as presented in the 15(c) Response. The Directors considered the Adviser’s estimated costs and expenses that were expected to be incurred on behalf of the Company in connection with the Company’s organizational costs and the IPO compared to the proposed management fees and incentive fees expected to be received by the Adviser from the Company. The Directors concluded that the Adviser’s potential profitability was not excessive.

Economies of Scale

The Directors then considered the potential growth of the Company and information presented regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Directors considered (1) that, the complexity and time required to manage and monitor larger portfolios of CLO equity and debt securities grows nearly linearly with the size of the investment portfolio, and (2) that such securities are generally acquired and disposed of in private transactions which require considerable resources, which may not be readily scalable across multiple investments. Based on the foregoing, the Directors concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits and Other Factors

The Directors considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Company. Based on information provided by the Adviser in the 15(c) Response, the Board of Directors concluded that these benefits were not material.

In addition, the Directors also considered the expected contribution of assets by Sound Point Meridian Master Fund LP immediately prior to the completion of the Company’s IPO and the material benefits expected to be received by the Company in light of such contribution. The Directors also noted that the materials provided to the Board contained detailed information regarding the proposed arrangements between each of the Company and the Adviser and Sound Point Meridian Master Fund LP.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services to be provided to the Company by the Adviser and other factors considered.

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Page Intentionally Left Blank

SoundPoint MeridianCapital

Sound Point Meridian Capital, Inc.

375 Park Avenue, 34th Floor
New York, NY 10152
(833) 217-6665
IR@soundpointmeridiancap.com
www.soundpointmeridiancap.com

Investment Adviser

Transfer Agent

SS&C GIDS, Inc.
801 Pennsylvania Ave., Suite 219360
Kansas City, MO 64105-1307

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	A Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the Report to Stockholders filed under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable for semi-annual report.

(a)(2)	Not applicable for semi-annual report.

(a)(3)	Not applicable for semi-annual report.

(a)(4)	Not applicable for semi-annual report.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the Reporting Period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable for semi-annual report.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND POINT MERIDIAN CAPITAL, INC.

By:	/s/ Ujjaval Desai
Ujjaval Desai (Principal Executive Officer)
Chief Executive Officer

Date:	December 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SOUND POINT MERIDIAN CAPITAL, INC.

By:	/s/ Ujjaval Desai
Ujjaval Desai (Principal Executive Officer)
Chief Executive Officer

Date:	December 2, 2024

By:	/s/ Kevin Gerlitz
Kevin Gerlitz (Principal Financial Officer)
Chief Financial Officer

Date:	December 2, 2024